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                                                                      EXHIBIT 99


                                  NEWS RELEASE
                           MILINX BUSINESS GROUP INC.
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                         BUSINESS PLAN EXECUTIVE SUMMARY

                                                                       JULY 2000

CERTAIN MATTERS DISCUSSED IN THIS SUMMARY ARE FORWARD-LOOKING STATEMENTS INTENDED TO QUALIFY FOR SAFE HARBOR FROM LIABILITY ESTABLISHED BY THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE INHERENTLY BY DEFINITION UNCERTAIN AND SUBJECT TO MANY RISKS. SUCH STATEMENTS SHOULD BE VIEWED WITH CAUTION.

OUTLINE PROFILE OF MILINX

Milinx Business Group, Inc. is an Application Service Provider (ASP) with services aimed at the SOHO (Small Office/Home Office), SME (Small/Medium Enterprise) and various Reseller market sectors in North America. An application service provider rents software applications, stored on its own servers to businesses and individuals for a monthly fee. These services are delivered over a Wide Area Network, usually the Internet, or a secure Virtual Private Network through the Internet. It is our objective to rapidly expand our sphere of operations first in North America and then globally.

THE ASP MARKET

The ASP delivery model is well positioned to become the dominant business computing model in the first decade of the 21st century, with forecasts of market value from reputable technology commentators growing from US $6 billion in 2001 (Forrester), $ 23 billion in 2003 (Gartner Group) to US $44 billion in 2004 (Ovum). The ASP market has only emerged very recently as technological advancements in high bandwidth and data communications over the Internet have matured to enable remote provision of applications and data. Microsoft has validated the new move forward in this market by announcing, as recently as one month ago, their ASP service offerings and direction.

The advantages of ASPs to end-users are considerable. This delivery model reduces the cost of software use, cuts the implementation time for new software and hardware from months to weeks, and allows for frequent upgrades and the ability to choose best-of-breed applications. It also reduces the need to maintain an expensive and increasingly scarce human resource--the internal Information Technology (IT) staff.

However, perhaps the most compelling argument to support the emergence of the ASP is that this delivery model allows businesses to concentrate on their core competencies - not on their computers. Likewise, current enterprise IT resources are freed from the requirements of system maintenance and upgrades, and enabled to concentrate on projects and processes that leverage the strategic objectives of the firm. Thus, THE ASP DELIVERY MODEL ENABLES USERS TO MAXIMIZE THEIR COMPETITIVENESS. In the ultra-competitive business environment of the 21st century, the ASP delivery model will arguably become obligatory for firms wishing to compete effectively.

OBJECTIVES AND PENETRATION STRATEGY

Milinx intends to utilize our CORE COMPETENCY as a full-service ASP to complete the execution of our Business Plan to become a Top 10 ASP in the near term, and a major player in the middle ground of the ASP market. By middle ground, we refer to both the customers that we seek, and the applications we deliver. It is not our intention initially to compete for the delivery of complex applications to large corporations. There are many ASPs in this


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market space who are finding customer adoption difficult because a buy decision involves "bet the business" leap of faith by the customer in the capabilities and reliability of the ASP. Our view is that initial market penetration is most likely to be successfully achieved through an entry-level suite of non-mission-critical applications, which are swiftly followed by an upgrade route to more sophisticated applications.

STRATEGIC APPROACH & OFFER

Our strategic approach is to address the three key market sectors in the following sequence. The primary targets will be SOHOs, and various categories of Resellers, quickly followed by an attack on the SME market. Small and medium size businesses tend to be more adaptable and open to new innovations, because of flexibility in internal decision-making processes and limited capital outlay for technology infrastructure. We believe these two sectors will therefore be more predisposed to be early adopters. Of course, we are not precluding the fact that there are many early adopters among large corporations that are also looking at the ASP model for their business. However, the experience we gain and the partnerships we form in this initiative will greatly assist a successful assault on the corporate sector at a later date.

The launch product targeted at the SOHO sector is comprised of an initial suite of web presence and e-commerce enabling tools. Web presence and e-commerce tools allow a company or individual to create their own web site and sell products and services online. There are three main product suites that are unique to Milinx:
Milinx Portal Suite, Milinx Communicator Suite and Milinx CRM Suite. These offerings will be augmented in scale and substance in the near term to include the following products:

MILINX PORTAL SUITE:

MiPortal is a secure Web-based user environment that allows an organization to bring together employees, partners, suppliers and customers under one user domain. The Milinx Portal Suite can be customized and personalized, and aggregates content and information from inside and outside the customer's organization, while acting as gateway to software applications used by the customer's enterprise. This much is common among portals, although customization is a much-sought-after feature. The Milinx Portal Suite also provides views of content from syndication services, corporate intranets, suppliers, customers, and current business applications, using a single point of access. This creates a dynamic information and content link allowing anytime, anywhere access for everyone in the value chain. Unlike many portal interfaces, with Milinx the business process determines the user view, not the vendor products or sometimes-conflicting internal initiatives.

MISTORE

This application creates a customized and personalized web site for retailers who wish to have an electronic store and shopping catalogue for selling their goods over the Internet in a secure Web-based user environment. The easy user-interface allows customers to build their catalogues online. Other features include domain name registration and a single point of access for customers. All back-end operations are perfectly integrated with all financial and delivery operations, and in case all this is not enough to get a customer's online store online, Milinx maintains a multimedia call center and training to serve customers on a 24/7 basis.

The benefits are clear: this kind of quick and easy implementation gives our customers a clear time-to-market advantage and a world class infrastructure and gives retailers a cost-effective approach to building business globally via the Internet without costly support, design and maintenance fees.

MICONTENT

This service provides the end user with relevant content from inside and outside the enterprise, and organizes workflows and content creation for posting to websites. This allows our customers' enterprises to have multiple, non-technical content providers contributing to their websites and Intranets. In addition, users can customize content they view through the portal, and outside content can be provided by syndication services and news organizations, then filtered by topic and relevance.

This allows organizations to provide fresh, continuously updated content both to employees and customers. Customers of Milinx will be able to quickly change their websites to reflect marketing campaigns and other special initiatives, while easily controlling content (posting and archiving) through a Web-based administration interface.


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MiCommunications Suite:

MIOFFICE

This office productivity and communications solution acts like a virtual intranet delivered through the ASP model to corporate SME and SOHO end-users. It comprises a suite of applications accessible over any Internet Web browser interface in the world. Applications include calendar, collaboration applications, email and virtual file sharing and storage designed especially for delivery via the Internet in the ASP model. After the Phase 2 enhancement, customers will be able to access a full-featured office productivity suite through this virtual meeting and working space, with applications including word processing, spreadsheet, and presentation. In addition, the Milinx PROPRIETARY email application will improve email communication by augmenting text messages with multiple voice annotations.

Our customers can look forward to enjoying the benefits of anytime, anywhere access to the best-of-breed office suite without support and implementation. Add to this anytime, anywhere collaboration and file-sharing abilities, plus enhanced email access, and you have a package that's hard to beat.

MIMESSAGING

Unified messaging is fast becoming ubiquitous, but a company like Milinx that combines and organizes all messages received in any format into a single, universal inbox still has a competitive edge. Customers access can all email, voice, fax and paging messages through a single phone call or Web page, configure call-forwarding, routing, and messaging anywhere, anytime through integrated Internet and telecommunications technologies, plus voice-recognition integration and text-to-speech conversion.

This gives Milinx customers secure access and control over all communications for consumers and businesses through a single-point provider. With this application, senders and recipients have multiple choices for conditional or immediate contact. Overall, the application improves communications and ensures that urgent messages are delivered immediately.

MINETWORK

A Virtual Private Network (VPN) is a secure network, which uses public network infrastructure such as the Internet to deliver data. It creates encrypted, real-time connections between multiple points, which provides the ability to tie together an enterprise headquarters with remote workers and branch offices. Furthermore, the service is not necessarily static - it can be dynamic (established for short periods of time and then electronically dismantled or re-configured). This system alleviates concerns about privacy and security without the cost of establishing private network infrastructure with dedicated connections, and accommodates corporate network expansion easily with access via any browser, anywhere, anytime while providing secure low-cost access for remote work force

MISTORAGE

This is a web-accessible form of storage intended to alleviate increasing demands for storage on local area and corporate networks. A Web-based form of file management provides complete views of files stored locally and with the ASP. This form of storage provides secure, remote access to files for common use such as presentations and project plans or reports. Because cost is amortized over many clients, storage cost is reduced. This form of storage also addresses the problem of growing email traffic (approximately 30% increase per year) by reducing the cost of keeping a record of e-correspondence. E-storage also provides a low-cost repository for organizations that store large file types such as multimedia and images

MIBILLING

This application allows companies to offer private-label bill presentment and provides easy payment for online customers. It interacts with the enterprise accounting software and content database to provide transparent branding

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on bills, and includes e-commerce back-end process payment for immediate deposit to the corporate account. This reduces accounts receivable and improves cash flow while offering an alternative payment route for customers. The client does not have to invest in Web software or hardware, and the real-time account reports raise customer satisfaction.

MILINX CUSTOMER RELATIONSHIP MANAGEMENT (CRM) SUITE:

The MiCRM solution focuses on better management and support of the customer base and potential customers a user may have. Web-based self-support and communication are used to create a "single view" of the customer throughout the enterprise and unify communication channels to the customer. In addition, Milinx CRM offers sales support modules and takes advantage of Internet-based telephony and web presence.

This CRM solution raises customer satisfaction by allowing multiple points of contact while eliminating contradictory modes of support and sales, and allowing each enterprise department to understand each customer from every other department's perspective. At the same time, it lowers overall support costs by making more effective use of agent/customer time.

The launch product targeted at the reseller market provides a secure, personalized portal for our customers, which allows applications and content aggregation to be brought into to one window on the Internet. This portal concept allows direct interaction between all participants in the value chain, and becomes the vehicle through which we deliver applications and data to our customers. Those applications will initially include Virtual Private Office (email, unified messaging, calendar and collaborative tools), electronic bill presentment and payment, Intranet provision, e filing and web document management. The portal will also FACILITATE THE NEW FRONTIER OF THE INTERNET KNOWN AS P2P, OR PEER-TO-PEER COMPUTING. Not to be confused with peer-to-peer networking, peer-to-peer computing is the concept whereby Internet information, instead of being held in a few central locations, is spread out and available on every personal computer connected to the Internet. Also known as "content at the edge" this structural approach could be used to create online auctions without any middleman or Internet searches that find up-to-date information from many sources besides web pages.

Collectively, the offerings with which Milinx will enter the ASP market represent a suite of products virtually unrivalled in depth, functionality and comprehensiveness for our key target sectors, and places the Company in a strong position to score rapid penetration gains and achieve a significant position in the fast-emerging ASP market. Our role will be that of a one-stop e-business and productivity-enabling Firm.

COMPETITIVE ACTIVITY

The ASP landscape continues to be a maelstrom of turbulent activity, with many new ASPs entering the market, and existing players changing their business models in an attempt to improve their competitive position. In our view, much of the latter is a reaction to the difficulties that ASPs having encountered in selling mission-critical ERP applications to larger companies. Unlike Milinx, many ASPs lack a clear and focused strategy to develop demand in what is, after all, an industry in its nascent stages. We have a lucid understanding of the need to provide a simple entry point to ASP computing linked to a logical upgrade route leading to more complex applications. This deep understanding of the technology buying process is a result of Milinx's early adoption of the ASP model, leading to successful market acceptance with ACTUAL customers as early as 1998.

OUR COMPETITIVE ADVANTAGE

Milinx is acutely aware of the imperative to develop a position of LONG TERM, SUSTAINABLE COMPETITIVE ADVANTAGE. Our R&D team is completely focused on developing innovative, proprietary technology that enhances and expands the functionality of the third party applications we deliver. In this way, the offer becomes a mosaic of applications, many of which are unique to Milinx, resulting in the totality of the services, rather than merely an amalgam of third party solutions. Our Voice/Text email invention, which features voice-enhanced email (and has the potential to make typing a thing of the past for emails) is one example of a worldwide patent-pending innovation that we have developed. MILINX IS ALSO COMMITTED TO BUILDING ITS OWN "TOOLKIT" WHICH WILL ENABLE EASE OF CUSTOMIZATION AND DESIGN FOR THE MANY APPLICATIONS THAT THE COMPANY OFFERS.

We have several competitive advantages, which relate to:

        -       The timeliness, depth and comprehensiveness of our offers,


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        -       The reliability and scalability of our industry-leading software and hardware, which is based on Sun Microsystems, Netscape, and iPlanet (a Sun/Netscape Alliance) core technology, and

        - The experience and knowledge we have gained from developing proprietary software and servicing customers based on our early adoption of the ASP delivery model.

It is our belief that some ASPs are currently at risk of commoditization, as a result of concentrating solely on reselling third party applications. As the market grows and matures, others will be able to enter the market and replicate these offers without great difficulty. To protect ourselves from the danger of commoditization, Milinx focuses on a comprehensive Research and Development program, staffed with proven IT Industry Professionals, to deliver Milinx' own unique, patented technology. This propriety technology will provide significant differentiation for our brand of product services.

SUBSCRIBER RECRUITMENT, REVENUE, CASH FLOW AND PROFITABILITY PROJECTIONS

By our direct marketing and reseller programs, it is our goal to recruit at least 15,000 subscribers by the end of calendar Q4 in 2000, increasing to 60,000 by the end of calendar Q2 in 2001, and 120,000 a year later. Recognizing the pronounced changes in investor goals and expectations, Milinx is highly focused on achieving profitability and, presuming the timely delivery and market acceptance of our product line, the Company is projecting positive cash flow in calendar Q1 in 2001, and profitable operations in calendar Q2, 2001.

MANAGEMENT INFRASTRUCTURE

Milinx has carefully assembled a team of skilled, experienced professionals in a management framework that embraces all the professional disciplines required to make the company a major player in the ASP market. The management and administration infrastructure already in place deliberately mirrors that of a much larger company, and reflects our ambition and intent to grow quickly, unencumbered by the organizational and administrative structural problems which can affect firms unprepared for rapid development and deployment.

INVESTOR EXIT STRATEGIES

On June 8, 2000, the common shares of Milinx began trading on the NASD Over-the-Counter Bulletin Board (OTCBB) under the symbol "MIXBA". As soon as the Company has achieved demonstrable trading volume and our market capitalization meets or exceeds $75 million dollars for a period of at least 30 days, we intend to immediately apply for Nasdaq National Market status. The importance of this occurrence will be to provide increased public awareness of Milinx that, in many cases, further enhances shareholder value.

CAUTION ABOUT FORWARD-LOOKING STATEMENTS IN THIS EXECUTIVE SUMMARY

IN THIS SUMMARY, FORWARD-LOOKING STATEMENTS FROM WHICH ACTUAL RESULTS COULD DIFFER INCLUDE THE ABILITY OF MILINX TO GROW QUICKLY AND EXPAND ITS OPERATIONS GLOBALLY, ASPS BECOMING A DOMINANT BUSINESS COMPUTING MODEL OR ACHIEVING THE REVENUES PREDICTED BY ANALYSTS, THE ABILITY TO REDUCE CUSTOMERS' COSTS, THE DEVELOPMENT OF PROPRIETARY TECHNOLOGY, THE RECRUITMENT OF CERTAIN NUMBERS OF SUBSCRIBERS, AND EXPECTATIONS OF POSITIVE CASH FLOW AND PROFITABILITY.

IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN THE FORWARD-LOOKING STATEMENTS INCLUDE NEW OR COMPETING TECHNOLOGIES THAT COULD LOWER THE PROSPECTS OF SUCCESS FOR MILINX OR THE ASP INDUSTRY, DELAYS IN THE DEVELOPMENT AND DEPLOYMENT OF HARDWARE OR SOFTWARE, COMPETITION OR MARKET PERCEPTION AFFECTING THE ABILITY TO RECRUIT SUBSCRIBERS, DELAYS OR IMPLEMENTATION PROBLEMS THAT INCREASE CUSTOMERS' COSTS, AND THE POSSIBILITY THAT SUBSCRIPTION REVENUE AND NEW INVESTMENT WILL NOT MEET EXPECTATIONS AND THUS AFFECT PLANS FOR OPERATION, EXPANSION AND PROFITABILITY.